EXHIBIT 99.1

                                                                     Kim Kellogg
                                                                    415-396-3606



FOR IMMEDIATE RELEASE
---------------------
Tues., October 20, 1998


WELLS FARGO REPORTS INCREASE IN THIRD QUARTER EARNINGS
EARNINGS PER SHARE OF $4.03 VS. $3.91 IN SECOND QUARTER 1998
CASH EARNINGS PER SHARE OF $5.31 VS. $5.21 IN SECOND QUARTER 1998

          SAN FRANCISCO -- Wells Fargo & Co. (NYSE:WFC) today reported earnings per share for the quarter of $4.03, compared with $3.91 for the second quarter of 1998 and $3.26 for the third quarter of 1997. Return on average assets (ROA) was 1.49 percent and return on average common equity (ROE) was 10.70 percent for the quarter, compared with 1.45 percent and 10.66 percent, respectively, for the second quarter of 1998. In the year-ago period, ROA was 1.18 percent and ROE was 8.94 percent.

     Cash earnings per share were $5.31 for the third quarter of 1998, compared with $5.21 for the second quarter of 1998 and $4.57 for the third quarter of 1997. Cash ROA was 2.14 percent and cash ROE was 35.64 percent for the third quarter of 1998, compared with 2.11 percent and 37.78 percent, respectively, for the second quarter of 1998. In the year-ago period, cash ROA was 1.81 percent and cash ROE was 35.44 percent. Cash earnings are earnings before the amortization of goodwill and nonqualifying core deposit intangible.

     "We are pleased with our results and the strength of our numbers this quarter," said Chairman Paul Hazen. "This final stand-alone performance demonstrates the soundness of our franchise as we enter the merger with Norwest."

     Net income was $347 million for the third quarter of 1998, compared with $337 million for the second quarter of 1998 and $290 million for the third quarter of 1997.

     Net interest income on a taxable-equivalent basis was $1.151 billion in the third quarter of 1998, compared with $1.154 billion in the second quarter of 1998 and $1.132 billion in the third quarter of 1997. The Company's net interest margin for the third quarter of 1998 was 6.18 percent, compared with
6.22 percent in the second quarter of 1998 and 5.94 percent in the third quarter of 1997. The increase from a year ago was mostly due to an improvement in the funding mix.

                                       -more-

2/WF Earnings

     Noninterest income (NII) in the third quarter of 1998 was $737 million, compared with $735 million in the second quarter of 1998 and $677 million in the third quarter of 1997. A significant portion of the increase from a year ago was due to service charges on deposit accounts and higher fees and commissions income.

     Noninterest expense (NIE) in the third quarter of 1998 was $1.088 billion, compared with $1.097 billion in the second quarter of 1998 and $1.087 billion in the third quarter of 1997.

     The loan loss provision was $160 million for the third quarter of 1998, compared with $170 million for the second quarter of 1998 and $175 million for the third quarter of 1997. Net charge-offs in the third quarter of 1998 totaled $162 million, or 1.01 percent of average loans (annualized). In the second quarter of 1998, net charge-offs totaled $165 million, or 1.02 percent of average loans (annualized). In the third quarter of 1997, net charge-offs totaled $202 million, or 1.25 percent of average loans (annualized). The largest category of net charge-offs was credit card loans for all periods presented.

     At September 30, 1998, the allowance for loan losses of $1.833 billion equaled 2.85 percent of total loans, compared with 2.85 percent at June 30, 1998 and 2.80 percent at September 30, 1997. Total nonaccrual and restructured loans were $506 million at September 30, 1998, compared with $517 million at June 30, 1998 and $574 million at September 30, 1997. Foreclosed assets were $130 million at September 30, 1998, compared with $127 million at June 30, 1998 and $196 million at September 30, 1997.

     At September 30, 1998, the Company's preliminary risk-based capital ratios were 12.25 percent for total risk-based capital and 8.50 percent for Tier 1 risk-based capital, exceeding the minimum regulatory guidelines of 8 percent and 4 percent, respectively. The preliminary leverage ratio at September 30, 1998 was 8.05 percent. The ratio of common equity to total assets at September 30, 1998 was 13.93 percent.

----------------------
The following appears in accordance with the Securities Litigation Reform Act:

This press release includes forward-looking statements that involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include fluctuations in interest rates, inflation, government regulations, customer disintermediation, technology changes (including the Year 2000 issue) and economic conditions and competition in the geographic and business areas in which the Company conducts its operations.

                                        ###
 Founded in 1852, Wells Fargo & Company has operations in Arizona, California,
   Colorado, Idaho, Nevada, New Mexico, Oregon, Texas, Utah and Washington.

     VISIT WELLS FARGO ON THE WORLD WIDE WEB AT HTTP://WWW.WELLSFARGO.COM

Wells Earnings

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA--NEWS RELEASE


---------------------------------------------------------------------------------------------------------------------------------
                                                                                         % Change
                                                                Quarter ended      Sept. 30, from      Nine months ended
                                                ------------------------------  ------------------   --------------------
                                                SEPT. 30,  June 30,  Sept. 30,  June 30, Sept. 30,   SEPT. 30,  Sept. 30,       %
(in millions)                                       1998      1998       1997      1998      1997        1998       1997   Change
---------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD
Net income                                       $   347   $   337    $   290         3 %      20 %   $   999   $    857       17 %
Net income applicable to common stock                343       333        285         3        20         986        836       18

Earnings per common share                        $  4.03   $  3.91    $  3.26         3        24     $ 11.55   $   9.38       23
Diluted earnings per common share                   3.99      3.87       3.23         3        24       11.44       9.28       23

Dividends declared per common share                 1.30      1.30       1.30        --        --        3.90       3.90       --

Average common shares outstanding                   85.2      85.2       87.5        --        (3)       85.4       89.1       (4)
Diluted average common shares outstanding           85.9      86.1       88.4        --        (3)       86.2       90.1       (4)

Profitability ratios (annualized)
   Net income to average total assets (ROA)         1.49 %    1.45 %     1.18 %       3        26        1.43 %     1.14 %     25
   Net income applicable to common stock to
     average common stockholders' equity (ROE)     10.70     10.66       8.94        --        20       10.48       8.62       22

Efficiency ratio (1)                                57.8 %    58.2 %     60.2 %      (1)       (4)       58.3 %     62.9 %     (7)

Average loans                                    $63,638   $64,397    $63,865        (1)       --     $64,362   $ 64,653       --
Average assets                                    92,335    93,148     97,032        (1)       (5)     93,570    100,703       (7)
Average core deposits                             69,608    69,807     70,744        --        (2)     69,756     73,937       (6)

Net interest margin                                 6.18 %    6.22 %     5.94 %      (1)        4        6.14 %     6.00 %      2

NET INCOME AND RATIOS EXCLUDING
 GOODWILL AND NONQUALIFYING CORE DEPOSIT
 INTANGIBLE AMORTIZATION AND BALANCES
 ("CASH" OR "TANGIBLE") (2)
Net income applicable to common stock            $   452   $   444    $   400         2        13     $ 1,319   $  1,181       12
Earnings per common share                           5.31      5.21       4.57         2        16       15.44      13.25       17
Diluted earnings per common share                   5.26      5.15       4.52         2        16       15.30      13.11       17
ROA                                                 2.14 %    2.11 %     1.81 %       1        18        2.08       1.74 %     20
ROE                                                35.64     37.78      35.44        (6)        1       36.92      33.83        9
Efficiency ratio                                    50.9      51.2       52.6        (1)       (3)       51.3       55.4       (7)

AT PERIOD END
Securities available for sale                    $ 8,242   $ 8,449    $10,737        (2)      (23)    $ 8,242   $ 10,737      (23)
Loans                                             64,374    64,320     65,104        --        (1)     64,374     65,104       (1)
Allowance for loan losses                          1,833     1,835      1,823        --         1       1,833      1,823        1
Goodwill                                           6,757     6,837      7,149        (1)       (5)      6,757      7,149       (5)
Assets                                            92,815    93,200     97,655        --        (5)     92,815     97,655       (5)
Core deposits                                     69,491    70,209     70,580        (1)       (2)     69,491     70,580       (2)
Common stockholders' equity                       12,925    12,675     12,645         2         2      12,925     12,645        2
Stockholders' equity                              13,200    12,950     12,920         2         2      13,200     12,920        2

Capital ratios
   Common stockholders' equity to assets           13.93 %   13.60 %    12.95 %       2         8       13.93      12.95 %      8
   Stockholders' equity to assets                  14.22     13.90      13.23         2         7       14.22      13.23        7
   Risk-based capital (3)
     Tier 1 capital                                 8.50      8.08       7.53         5        13        8.50       7.53       13
     Total capital                                 12.25     11.94      11.47         3         7       12.25      11.47        7
   Leverage (3)                                     8.05      7.53       6.76         7        19        8.05       6.76       19

Book value per common share                      $151.63   $148.96    $145.72         2         4     $151.63   $ 145.72        4

Staff (active, full-time equivalent)              31,600    31,620     32,663        --        (3)     31,600     32,663       (3)

COMMON STOCK PRICE
High                                             $392.94   $387.25    $279.88         1        40     $392.94   $ 319.25       23
Low                                               281.88    329.13     250.13       (14)       13      281.88     246.00       15
Period end                                        355.00    369.00     275.00        (4)       29      355.00     275.00       29
---------------------------------------------------------------------------------------------------------------------------------

(1) The efficiency ratio is defined as noninterest expense divided by the total of net interest income and noninterest income.
(2) Nonqualifying core deposit intangible (CDI) amortization and average balance excluded from these calculations are, with the exception of the efficiency ratio, net of applicable taxes. The after-tax amounts for the amortization and average balance of nonqualifying CDI were $29 million and $884 million, respectively, for the quarter ended September 30, 1998 and $90 million and $913 million, respectively, for the nine months ended September 30, 1998. Goodwill amortization and average balance (which are not tax effected) were $80 million and $6,797 million, respectively, for the quarter ended September 30, 1998 and $242 million and $6,896 million, respectively, for the nine months ended September 30, 1998.
(3)  The September 30, 1998 ratios are preliminary.

      Wells Fargo & Company and Subsidiaries
      CONSOLIDATED STATEMENT OF INCOME


      ------------------------------------------------------------------------------------------------------------------
                                                                    Quarter                        Nine months
                                                             ended Sept. 30,        %           ended Sept. 30,        %
                                                           ----------------                   ----------------
      (in millions)                                          1998      1997    Change           1998      1997    Change
      ------------------------------------------------------------------------------------------------------------------
      INTEREST INCOME
      Federal funds sold and securities purchased
(1)     under resale agreements                            $   16    $    3       433 %       $   32    $   15       113 %
(2)   Investment securities                                   128       175       (27)           403       573       (30)
(3)   Loans                                                 1,497     1,513        (1)         4,524     4,570        (1)
(4)   Other                                                    26        16        63             69        39        77
                                                           ------    ------                   ------    ------
(5)       Total interest income                             1,667     1,707        (2)         5,028     5,197        (3)
                                                           ------    ------                   ------    ------
      INTEREST EXPENSE
(6)   Deposits                                                407       430        (5)         1,219     1,280        (5)
      Federal funds purchased and securities sold
(7)     under repurchase agreements                            16        44       (64)            76       109       (30)
(8)   Commercial paper and other short-term borrowings          4         5       (20)            14        12        17
(9)   Senior and subordinated debt                             68        75        (9)           217       234        (7)
      Guaranteed preferred beneficial interests in
(10)    Company's subordinated debentures                      25        25        --             76        75         1
                                                           ------    ------                   ------    ------
(11)      Total interest expense                              520       579       (10)         1,602     1,710        (6)
                                                           ------    ------                   ------    ------
(12)  NET INTEREST INCOME                                   1,147     1,128         2          3,426     3,487        (2)
(13)  Provision for loan losses                               160       175        (9)           510       420        21
                                                           ------    ------                   ------    ------
      Net interest income after
(14)    provision for loan losses                             987       953         4          2,916     3,067        (5)
                                                           ------    ------                   ------    ------
      NONINTEREST INCOME
(15)  Fees and commissions                                    274       246        11            801       694        15
(16)  Service charges on deposit accounts                     235       214        10            665       649         2
(17)  Trust and investment services income                    115       117        (2)           343       338         1
(18)  Investment securities gains (losses)                     18        (1)       --             41         6       583
(19)  Other                                                    95       101        (6)           347       309        12
                                                           ------    ------                   ------    ------
(20)      Total noninterest income                            737       677         9          2,197     1,996        10
                                                           ------    ------                   ------    ------
      NONINTEREST EXPENSE
(21)  Salaries                                                299       308        (3)           907       964        (6)
(22)  Incentive compensation                                   61        54        13            175       143        22
(23)  Employee benefits                                        73        80        (9)           244       256        (5)
(24)  Equipment                                                96        97        (1)           294       289         2
(25)  Net occupancy                                            96        96        --            295       292         1
(26)  Goodwill                                                 80        81        (1)           242       245        (1)
(27)  Core deposit intangible                                  55        64       (14)           172       193       (11)
(28)  Operating losses                                         23        40       (43)            79       262       (70)
(29)  Other                                                   305       267        14            869       806         8
                                                           ------    ------                   ------    ------
(30)      Total noninterest expense                         1,088     1,087        --          3,277     3,450        (5)
                                                           ------    ------                   ------    ------
      INCOME BEFORE INCOME TAX
(31)    EXPENSE                                               636       543        17          1,836     1,613        14
(32)  Income tax expense                                      289       253        14            837       756        11
                                                           ------    ------                   ------    ------

(33)  NET INCOME                                           $  347    $  290        20 %       $  999    $  857        17 %
                                                           ------    ------       ---         ------    ------       ---
                                                           ------    ------       ---         ------    ------       ---
      NET INCOME APPLICABLE TO
(34)    COMMON STOCK                                       $  343    $  285        20 %       $  986    $  836        18 %
                                                           ------    ------       ---         ------    ------       ---
                                                           ------    ------       ---         ------    ------       ---
(35)  EARNINGS PER COMMON SHARE                            $ 4.03    $ 3.26        24 %       $11.55    $ 9.38        23 %
                                                           ------    ------       ---         ------    ------       ---
                                                           ------    ------       ---         ------    ------       ---
(36)  DILUTED EARNINGS PER COMMON SHARE                    $ 3.99    $ 3.23        24 %       $11.44    $ 9.28        23 %
                                                           ------    ------       ---         ------    ------       ---
                                                           ------    ------       ---         ------    ------       ---
      DIVIDENDS DECLARED
(37)    PER COMMON SHARE                                   $ 1.30    $ 1.30        -- %       $ 3.90    $ 3.90        -- %
                                                           ------    ------       ---         ------    ------       ---
                                                           ------    ------       ---         ------    ------       ---
(38)  Average common shares outstanding                      85.2      87.5        (3)%         85.4      89.1        (4)%
                                                           ------    ------       ---         ------    ------       ---
                                                           ------    ------       ---         ------    ------       ---
(39)  Diluted average common shares outstanding              85.9      88.4        (3)%         86.2      90.1        (4)%
                                                           ------    ------       ---         ------    ------       ---
                                                           ------    ------       ---         ------    ------       ---

      ------------------------------------------------------------------------------------------------------------------

      Wells Fargo & Company and Subsidiaries
      CONSOLIDATED BALANCE SHEET


     --------------------------------------------------------------------------------------------------------------------------
                                                                                                                       % Change
                                                                                                            Sept. 30, 1998 from
                                                                                                            -------------------
                                                              SEPT. 30,       Dec. 31,      Sept. 30,       Dec. 31,   Sept. 30,
      (in millions)                                               1998           1997           1997           1997        1997
     --------------------------------------------------------------------------------------------------------------------------
      ASSETS
 (1)  Cash and due from banks                                  $ 6,538        $ 8,169        $ 7,823            (20)%       (16)%
      Federal funds sold and securities
 (2)   purchased under resale agreements                         1,080             82            188             --         474
 (3)  Securities available for sale                              8,242          9,888         10,737            (17)        (23)

 (4)  Loans                                                     64,374         65,734         65,104             (2)         (1)
 (5)  Allowance for loan losses                                  1,833          1,828          1,823             --           1
                                                               -------        -------        -------
 (6)      Net loans                                             62,541         63,906         63,281             (2)         (1)
                                                               -------        -------        -------

 (7)  Due from customers on acceptances                            103             98            104              5          (1)
 (8)  Accrued interest receivable                                  502            507            537             (1)         (7)
 (9)  Premises and equipment, net                                1,913          2,117          2,173            (10)        (12)
(10)  Core deposit intangible                                    1,537          1,709          1,771            (10)        (13)
(11)  Goodwill                                                   6,757          7,031          7,149             (4)         (5)
(12)  Other assets                                               3,602          3,949          3,892             (9)         (7)
                                                               -------        -------        -------

(13)      Total assets                                         $92,815        $97,456        $97,655             (5)         (5)%
                                                               -------        -------        -------            ---         ---
                                                               -------        -------        -------            ---         ---

      LIABILITIES
(14)  Noninterest-bearing deposits                             $22,542        $23,953        $23,005             (6)%        (2)%
(15)  Interest-bearing deposits                                 47,227         48,246         47,917             (2)         (1)
                                                               -------        -------        -------
(16)      Total deposits                                        69,769         72,199         70,922             (3)         (2)
      Federal funds purchased and securities
(17)   sold under repurchase agreements                          1,419          3,576          4,268            (60)        (67)
(18)  Commercial paper and other short-term borrowings             451            249            458             81          (2)
(19)  Acceptances outstanding                                      103             98            104              5          (1)
(20)  Accrued interest payable                                     241            175            245             38          (2)
(21)  Other liabilities                                          2,519          2,403          2,574              5          (2)
(22)  Senior debt                                                1,284          1,983          2,280            (35)        (44)
(23)  Subordinated debt                                          2,530          2,585          2,585             (2)         (2)
      Guaranteed preferred beneficial interests in
(24)   Company's subordinated debentures                         1,299          1,299          1,299             --          --

      STOCKHOLDERS' EQUITY
(25)  Preferred stock                                              275            275            275             --          --
      Common stock - $5 par value,
       authorized 150,000,000 shares;
       issued and outstanding 85,237,292 shares,
(26)   86,152,779 shares and 86,780,522 shares                     426            431            434             (1)         (2)
(27)  Additional paid-in capital                                 8,375          8,712          8,925             (4)         (6)
(28)  Retained earnings                                          4,069          3,416          3,235             19          26
(29)  Cumulative other comprehensive income                         55             55             51             --           8
                                                               -------        -------        -------

(30)      Total stockholders' equity                            13,200         12,889         12,920              2           2
                                                               -------        -------        -------

(31)      Total liabilities and stockholders' equity           $92,815        $97,456        $97,655             (5)%        (5)%
                                                               -------        -------        -------            ---         ---
                                                               -------        -------        -------            ---         ---
     --------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY


-----------------------------------------------------------------------------------------------
                                                                     Nine months ended Sept. 30,
                                                                     --------------------------
(in millions)                                                               1998           1997
-----------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                                             $12,889        $14,112
Net income                                                                   999            857
Other comprehensive income (loss), net of tax:
   Change in foreign currency translation adjustments                         --              4
   Change in investment securities valuation allowance                        --             28
Common stock issued under employee benefit and
   dividend reinvestment plans                                                87             67
Preferred stock redeemed                                                      --           (325)
Common stock repurchased                                                    (429)        (1,452)
Preferred stock dividends                                                    (13)           (21)
Common stock dividends                                                      (333)          (350)
                                                                         -------        -------
BALANCE, END OF PERIOD                                                   $13,200        $12,920
                                                                         -------        -------
                                                                         -------        -------

-----------------------------------------------------------------------------------------------



LOANS


-----------------------------------------------------------------------------------------------
                                                         SEPT. 30,       Dec. 31,      Sept. 30,
(in millions)                                                1998           1997           1997
-----------------------------------------------------------------------------------------------
Commercial                                                $21,705        $20,144        $19,512
Real estate 1-4 family first mortgage                       7,384          8,869          9,311
Other real estate mortgage                                 11,715         12,186         11,614
Real estate construction                                    2,475          2,320          2,351
Consumer:
   Real estate 1-4 family junior lien mortgage              5,375          5,865          5,931
   Credit card                                              4,049          5,039          5,020
   Other revolving credit and monthly payment               6,610          7,185          7,513
                                                          -------        -------        -------
      Total consumer                                       16,034         18,089         18,464
Lease financing                                             4,919          4,047          3,754
Foreign                                                       142             79             98
                                                          -------        -------        -------

      Total loans                                         $64,374        $65,734        $65,104
                                                          -------        -------        -------
                                                          -------        -------        -------
-----------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES


---------------------------------------------------------------------------------------------------------------------------------
                                                                                  Quarter ended                 Nine months ended
                                                        ---------------------------------------          ------------------------
                                                        SEPT. 30,         June 30,     Sept. 30,        SEPT. 30,        Sept. 30,
(in millions)                                               1998             1998          1997             1998             1997
---------------------------------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                              $1,835           $1,830        $1,850           $1,828           $2,018

Provision for loan losses                                    160              170           175              510              420

Loan charge-offs:
    Commercial                                               (50)             (46)          (69)            (145)            (198)
    Real estate 1-4 family first mortgage                     (3)              (4)           (5)             (11)             (15)
    Other real estate mortgage                               (18)             (10)           (2)             (29)             (13)
    Real estate construction                                  --               (2)           --               (2)              (3)
    Consumer:
       Real estate 1-4 family junior lien mortgage            (2)              (2)           (6)              (8)             (18)
       Credit card                                          (105)            (117)         (124)            (340)            (372)
       Other revolving credit and monthly payment            (45)             (48)          (55)            (147)            (168)
                                                          ------           ------        ------           ------           ------
         Total consumer                                     (152)            (167)         (185)            (495)            (558)
    Lease financing                                           (9)             (11)          (10)             (31)             (29)
                                                          ------           ------        ------           ------           ------
             Total loan charge-offs                         (232)            (240)         (271)            (713)            (816)
                                                          ------           ------        ------           ------           ------

Loan recoveries:
    Commercial                                                12               13            21               44               53
    Real estate 1-4 family first mortgage                      2                1             1                5                3
    Other real estate mortgage                                26               28            13               62               42
    Real estate construction                                  --                1             1                2                3
    Consumer:
       Real estate 1-4 family junior lien mortgage             1                1             2                4                6
       Credit card                                            11               12            12               34               34
       Other revolving credit and monthly payment             15               17            17               48               51
                                                          ------           ------        ------           ------           ------
         Total consumer                                       27               30            31               86               91
    Lease financing                                            3                2             2                9                9
                                                          ------           ------        ------           ------           ------
             Total loan recoveries                            70               75            69              208              201
                                                          ------           ------        ------           ------           ------
                Total net loan charge-offs                  (162)            (165)         (202)            (505)            (615)
                                                          ------           ------        ------           ------           ------

BALANCE, END OF PERIOD                                    $1,833           $1,835        $1,823           $1,833           $1,823
                                                          ------           ------        ------           ------           ------
                                                          ------           ------        ------           ------           ------

Total net loan charge-offs as a percentage
    of average loans (annualized)                           1.01 %           1.02 %        1.25 %           1.05 %           1.27 %
                                                          ------           ------        ------           ------           ------
                                                          ------           ------        ------           ------           ------

Allowance as a percentage of total loans                    2.85 %           2.85 %        2.80 %           2.85 %           2.80 %
                                                          ------           ------        ------           ------           ------
                                                          ------           ------        ------           ------           ------
---------------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS


------------------------------------------------------------------------------------------
                                                         SEPT. 30,     Dec. 31,   Sept. 30,
(in millions)                                                1998         1997        1997
------------------------------------------------------------------------------------------
Nonaccrual loans:
   Commercial                                                $180         $155        $172
   Real estate 1-4 family first mortgage                       73          104         100
   Other real estate mortgage                                 205          228         258
   Real estate construction                                    30           23          18
   Consumer:
     Real estate 1-4 family junior lien mortgage               15           17          16
     Other revolving credit and monthly payment                 3            1           1
                                                             ----         ----        ----
       Total nonaccrual loans                                 506          528         565
Restructured loans                                             --            9           9
                                                             ----         ----        ----
Nonaccrual and restructured loans                             506          537         574
As a percentage of total loans                                 .8 %         .8 %        .9 %

Foreclosed assets                                             130          158         196
Real estate investments (1)                                     2            4           4
                                                             ----         ----        ----
Total nonaccrual and restructured loans
  and other assets                                           $638         $699        $774
                                                             ----         ----        ----
                                                             ----         ----        ----
------------------------------------------------------------------------------------------

(1) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans. Real estate investments totaled $133 million, $172 million and $170 million at September 30, 1998, December 31, 1997 and September 30, 1997, respectively.

Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME


------------------------------------------------------------------------------------------------------------------------------
                                                                    Quarter                            Nine months
                                                             ended Sept. 30,          %             ended Sept. 30,         %
                                                           ----------------                    -------------------
(in millions)                                              1998        1997      Change         1998          1997     Change
------------------------------------------------------------------------------------------------------------------------------
Fees and commissions:
   Credit card membership and other credit card fees       $ 66        $ 62           6 %     $  195       $   162         20 %
   ATM network fees                                          50          43          16          144           125         15
   Charges and fees on loans                                 42          37          14          125           100         25
   Debit and credit card merchant fees                       27          25           8           74            72          3
   Mutual fund and annuity sales fees                        22          18          22           65            51         27
   All other                                                 67          61          10          198           184          8
                                                           ----        ----                   ------        ------
      Total fees and commissions                            274         246          11          801           694         15
Service charges on deposit accounts                         235         214          10          665           649          2
Trust and investment services income:
   Asset management and custody fees                         62          64          (3)         187           186          1
   Mutual fund management fees                               47          47          --          137           131          5
   All other                                                  6           6          --           19            21        (10)
                                                           ----        ----                   ------        ------
      Total trust and investment services income            115         117          (2)         343           338          1
Investment securities gains (losses)                         18          (1)         --           41             6        583
Income from equity investments accounted for by the:
   Cost method                                               32          18          78          116           109          6
   Equity method                                             12          11           9           43            42          2
Check printing charges                                       22          17          29           60            53         13
Gains on sales of loans                                      14          28         (50)          67            41         63
Gains (losses) from dispositions of operations               18          (1)         --           89             7         --
Losses on dispositions of premises and equipment             (7)        (10)        (30)         (58)          (45)        29
All other                                                     4          38         (89)          30           102        (71)
                                                           ----        ----                   ------        ------

     Total                                                 $737        $677           9 %     $2,197        $1,996         10 %
                                                           ----        ----         ---       ------        ------        ---
                                                           ----        ----         ---       ------        ------        ---
------------------------------------------------------------------------------------------------------------------------------


NONINTEREST EXPENSE


------------------------------------------------------------------------------------------------------------------------------
                                                                    Quarter                           Nine months
                                                             ended Sept. 30,          %             ended Sept. 30,         %
                                                          -----------------                    -------------------
(in millions)                                              1998        1997      Change         1998          1997     Change
------------------------------------------------------------------------------------------------------------------------------
Salaries                                                 $  299      $  308          (3)%     $  907        $  964         (6)%
Incentive compensation                                       61          54          13          175           143         22
Employee benefits                                            73          80          (9)         244           256         (5)
Equipment                                                    96          97          (1)         294           289          2
Net occupancy                                                96          96          --          295           292          1
Goodwill                                                     80          81          (1)         242           245         (1)
Core deposit intangible:
   Nonqualifying (1)                                         49          56         (13)         152           169        (10)
   Qualifying                                                 6          8          (25)          20            24        (17)
Operating losses                                             23          40         (43)          79           262        (70)
Contract services                                            73          56          30          206           172         20
Telecommunications                                           34          35          (3)          98           108         (9)
Security                                                     22          22          --           63            66         (5)
Postage                                                      17          19         (11)          55            64        (14)
Outside professional services                                24          20          20           72            56         29
Advertising and promotion                                    30          19          58           84            53         58
Stationery and supplies                                      14          19         (26)          40            56        (29)
Travel and entertainment                                     18          15          20           51            44         16
Check printing                                               12          12          --           36            42        (14)
Outside data processing                                      21          11          91           51            37         38
Foreclosed assets                                            (1)          1          --           (1)           (2)       (50)
All other                                                    41          38           8          114           110          4
                                                         ------      ------                   ------        ------

     Total                                               $1,088      $1,087          -- %     $3,277        $3,450         (5)%
                                                         ------      ------         ---       ------        ------        ---
                                                         ------      ------         ---       ------        ------        ---
------------------------------------------------------------------------------------------------------------------------------

(1) Amortization of core deposit intangible acquired after February 1992 that is subtracted from stockholders' equity in computing regulatory capital for bank holding companies.

    Wells Fargo & Company and Subsidiaries
    AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)


    --------------------------------------------------------------------------------------------------------------------
                                                                                             Quarter ended September 30,
                                                           ------------------------------------------------------------
                                                                                  1998                             1997
                                                           ---------------------------       --------------------------
                                                                              INTEREST                         Interest
                                                           AVERAGE   YIELDS/    INCOME/      Average   Yields/   income/
    (in millions)                                          BALANCE    RATES    EXPENSE       balance    rates   expense
    -------------------------------------------------------------------------------------------------------------------
    EARNING ASSETS
    Federal funds sold and securities purchased
(1)   under resale agreements                              $ 1,152     5.64 %   $   16      $    229     5.63 %  $    3
    Securities available for sale (2):
(2)   U.S. Treasury securities                               1,771     6.05         27         2,634     6.00        40
      Securities of U.S. government agencies
(3)     and corporations                                     2,928     6.60         48         5,303     6.42        85
(4)   Private collateralized mortgage obligations            2,832     6.62         47         2,737     6.68        46
(5)   Other securities                                         553     6.84          8           330     6.41         4
                                                           -------              ------      --------             ------
(6)     Total securities available for sale                  8,084     6.50        130        11,004     6.38       175
    Loans:
(7)   Commercial                                            20,965     8.89        469        18,283     9.11       419
(8)   Real estate 1-4 family first mortgage                  7,550     7.54        143         9,543     7.52       180
(9)   Other real estate mortgage                            11,509     9.67        281        11,421     9.35       269
(10)  Real estate construction                               2,534     9.43         60         2,304    10.90        63
      Consumer:
(11)    Real estate 1-4 family junior lien mortgage          5,368     9.07        123         5,946     9.35       140
(12)    Credit card                                          4,279    15.30        164         5,073    14.66       186
(13)    Other revolving credit and monthly payment           6,606     9.45        156         7,638     9.26       178
                                                           -------              ------      --------             ------
(14)      Total consumer                                    16,253    10.86        443        18,657    10.75       504
(15)  Lease financing                                        4,684     8.58        100         3,533     8.99        79
(16)  Foreign                                                  143     7.37          3           124     6.88         2
                                                           -------              ------      --------             ------
(17)         Total loans (3)                                63,638     9.37      1,499        63,865     9.45     1,516
(18)  Other                                                  1,405     7.24         26           883     7.18        16
                                                           -------              ------      --------             ------
                Total earning assets                       $74,279     8.96      1,671      $ 75,981     8.97     1,710
                                                           -------              ------      --------             ------
                                                           -------                          --------
    FUNDING SOURCES
    Deposits:
(19)  Interest-bearing checking                            $ 1,711     1.39          6      $  1,736     1.45         6
(20)  Market rate and other savings                         30,356     2.69        206        31,098     2.64       207
(21)  Savings certificates                                  15,082     5.05        192        15,602     5.17       203
(22)  Other time deposits                                      205     4.74          2           253     4.83         3
(23)  Deposits in foreign offices                               55     3.95          1           731     5.48        10
                                                           -------              ------      --------             ------
(24)    Total interest-bearing deposits                     47,409     3.40        407        49,420     3.45       429
    Federal funds purchased and securities sold
(25) under repurchase agreements                             1,186     5.33         16         3,211     5.48        44
(26)Commercial paper and other short-term borrowings           261     5.41          4           343     5.82         5
(27)Senior debt                                              1,487     6.17         23         1,770     6.47        29
(28)Subordinated debt                                        2,593     6.99         45         2,604     7.12        46
    Guaranteed preferred beneficial interests in Company's
(29)    subordinated debentures                              1,299     7.81         25         1,299     7.81        25
                                                           -------              ------      --------             ------
(30)         Total interest-bearing liabilities             54,235     3.81        520        58,647     3.92       578

(31)Portion of noninterest-bearing funding sources          20,044       --         --        17,334       --        --
                                                           -------              ------      --------             ------
(32)            Total funding sources                      $74,279     2.78        520      $ 75,981     3.03       578
                                                           -------              ------      --------             ------
                                                           -------                          --------
    NET INTEREST MARGIN AND NET INTEREST INCOME ON
(33)    A TAXABLE-EQUIVALENT BASIS (4)                                 6.18 %   $1,151                   5.94 %  $1,132
                                                                       ----     ------                   ----    ------
                                                                       ----     ------                   ----    ------
    NONINTEREST-EARNING ASSETS
(34)Cash and due from banks                                $ 6,384                          $  7,299
(35)Goodwill                                                 6,797                             7,190
(36)Other                                                    4,875                             6,562
                                                           -------                          --------
                Total noninterest-earning assets           $18,056                          $ 21,051
                                                           -------                          --------
                                                           -------                          --------

    NONINTEREST-BEARING FUNDING SOURCES
(37)Deposits                                               $22,459                          $ 22,308
(38)Other liabilities                                        2,649                             3,135
(39)Preferred stockholders' equity                             275                               275
(40)Common stockholders' equity                             12,717                            12,667
    Noninterest-bearing funding sources used to
(41) fund earning assets                                   (20,044)                          (17,334)
                                                           -------                          --------
(42)            Net noninterest-bearing funding sources    $18,056                          $ 21,051
                                                           -------                          --------
                                                           -------                          --------

(43)  TOTAL ASSETS                                         $92,335                          $ 97,032
                                                           -------                          --------
                                                           -------                          --------
    -------------------------------------------------------------------------------------------------------------------

(1) The average prime rate of Wells Fargo Bank was 8.50% for the quarters ended September 30, 1998 and 1997. The average three-month London Interbank Offered Rate (LIBOR) was 5.62% and 5.73% for the same quarters, respectively.
(2) Yields are based on amortized cost balances. The average amortized cost balances for securities available for sale totaled $7,971 million and $10,931 million for the quarters ended September 30, 1998 and 1997, respectively.
(3) Nonaccrual loans and related income are included in their respective loan categories.
(4) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for the quarters ended September 30, 1998 and 1997.

   Wells Fargo & Company and Subsidiaries
   AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)


   ----------------------------------------------------------------------------------------------------------------
                                                                                     Nine months ended September 30,
                                                       ------------------------------------------------------------
                                                                             1998                              1997
                                                       ---------------------------       --------------------------
                                                                         INTEREST                          Interest
                                                       AVERAGE   YIELDS/   INCOME/       Average   Yields/   income/
   (in millions)                                       BALANCE    RATES   EXPENSE        balance    rates   expense
   ----------------------------------------------------------------------------------------------------------------
   EARNING ASSETS
   Federal funds sold and securities purchased
(1)   under resale agreements                         $    759     5.65 %  $   32       $    351     5.58 %  $   15
   Securities available for sale (2):
(2)   U.S. Treasury securities                           2,105     6.09        95          2,745     6.03       124
      Securities of U.S. government agencies
(3)      and corporations                                3,413     6.60       167          5,972     6.43       287
(4)   Private collateralized mortgage obligations        2,422     6.65       120          2,935     6.63       147
(5)   Other securities                                     511     7.07        25            340     6.42        15
                                                      --------             ------       --------             ------
(6)     Total securities available for sale              8,451     6.51       407         11,992     6.39       573
   Loans:
(7)   Commercial                                        20,550     8.99     1,382         18,373     9.07     1,246
(8)   Real estate 1-4 family first mortgage              8,109     7.50       456          9,899     7.49       555
(9)   Other real estate mortgage                        11,810     9.61       848         11,514     9.82       846
(10)  Real estate construction                           2,444     9.55       175          2,288    10.23       175
      Consumer:
(11)    Real estate 1-4 family junior lien mortgage      5,521     9.32       385          6,049     9.34       423
(12)    Credit card                                      4,554    15.19       519          5,188    14.39       560
(13)    Other revolving credit and monthly payment       6,841     9.20       471          7,913     9.29       550
                                                      --------             ------       --------             ------
(14)      Total consumer                                16,916    10.85     1,375         19,150    10.69     1,533
(15)    Lease financing                                  4,408     8.64       286          3,295     8.83       218
(16)    Foreign                                            125     7.68         7            134     6.91         7
                                                      --------             ------       --------             ------
(17)      Total loans (3)                               64,362     9.40     4,529         64,653     9.46     4,580
(18)Other                                                1,261     7.29        69            770     6.79        39
                                                      --------             ------       --------             ------
            Total earning assets                      $ 74,833     9.00     5,037       $ 77,766     8.94     5,207
                                                      --------             ------       --------             ------
                                                      --------                          --------

    FUNDING SOURCES
    Deposits:
(19)  Interest-bearing checking                       $  1,735     1.41        18       $  1,847     1.30        18
(20)  Market rate and other savings                     30,408     2.68       610         32,562     2.59       632
(21)  Savings certificates                              15,076     5.10       576         15,596     5.10       595
(22)  Other time deposits                                  234     4.79         8            201     4.47         7
(23)  Deposits in foreign offices                          189     5.03         7            708     5.38        28
                                                      --------             ------       --------             ------
(24)    Total interest-bearing deposits                 47,642     3.42     1,219         50,914     3.36     1,280
    Federal funds purchased and securities sold
(25)  under repurchase agreements                        1,895     5.40        76          2,712     5.37       109
(26)Commercial paper and other short-term borrowings       323     5.89        14            264     5.96        12
(27)Senior debt                                          1,709     6.26        80          1,840     6.33        87
(28)Subordinated debt                                    2,619     6.96       137          2,808     6.99       147
    Guaranteed preferred beneficial interests in
(29)  Company's subordinated debentures                  1,299     7.80        76          1,283     7.82        75
                                                      --------             ------       --------             ------
(30)      Total interest-bearing liabilities            55,487     3.86     1,602         59,821     3.82     1,710
(31)Portion of noninterest-bearing funding sources      19,346       --        --         17,945       --        --
                                                      --------             ------       --------             ------
(32)         Total funding sources                    $ 74,833     2.87     1,602       $ 77,766     2.94     1,710
                                                      --------             ------       --------             ------
                                                      --------                          --------
    NET INTEREST MARGIN AND NET INTEREST INCOME ON
(33)    A TAXABLE-EQUIVALENT BASIS (4)                             6.14 %  $3,435                    6.00 %  $3,497
                                                                   ----    ------                    ----    ------
                                                                   ----    ------                    ----    ------

    NONINTEREST-EARNING ASSETS
(34)Cash and due from banks                           $  6,547                          $  8,293
(35)Goodwill                                             6,896                             7,255
(36)Other                                                5,294                             7,389
                                                      --------                          --------
             Total noninterest-earning assets         $ 18,737                          $ 22,937
                                                      --------                          --------
                                                      --------                          --------

    NONINTEREST-BEARING FUNDING SOURCES
(37)Deposits                                          $ 22,537                          $ 23,932
(38)Other liabilities                                    2,687                             3,588
(39)Preferred stockholders' equity                         275                               397
(40)Common stockholders' equity                         12,584                            12,965
    Noninterest-bearing funding sources used to
(41) fund earning assets                               (19,346)                          (17,945)
                                                      --------                          --------
(42)        Net noninterest-bearing funding sources   $ 18,737                          $ 22,937
                                                      --------                          --------
                                                      --------                          --------

(43)TOTAL ASSETS                                      $ 93,570                          $100,703
                                                      --------                          --------
                                                      --------                          --------

   ----------------------------------------------------------------------------------------------------------------

(1) The average prime rate of Wells Fargo Bank was 8.50% and 8.42% for the nine months ended September 30, 1998 and 1997, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.65% and 5.71% for the same periods, respectively.
(2) Yields are based on amortized cost balances. The average amortized cost balances for securities available for sale totaled $8,349 million and $11,973 million for the nine months ended September 30, 1998 and 1997, respectively.
(3) Nonaccrual loans and related income are included in their respective loan categories.
(4) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for the nine months ended September 30, 1998 and 1997.